UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

National Bankshares Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-15204	54-1375874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hubbard Street
Blacksburg, Virginia		24060
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 540 951-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NKSH	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 13, 2025, National Bankshares, Inc. held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 6,363,371 shares of the Company’s common stock were entitled to vote as of March 12, 2025, the record date for the Annual Meeting. There were 4,838,010 shares, or 76.03%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on three proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected four Class 2 directors to serve a three-year term expiring at the Company’s 2028 Annual Meeting of Stockholders. The results of the vote were as follows:

	For	Withhold	Broker Non-Votes
F. Brad Denardo	3,425,681	106,700	1,305,629
John E. Dooley	3,218,294	314,087	1,305,629
Normal V. Fitzwater, III	3,455,526	76,855	1,305,629
Alan J. Sweet	2,605,516	926,865	1,305,629

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting: Lawrence J. Ball, Michael E. Dye, Charles E. Green, III, Mildred R. Johnson, Mary G. Miller, Lara E. Ramsey, Glenn P. Reynolds, Lutheria H. Smith and James C. Thompson.

Proposal No. 2 – Advisory (Non-Binding) Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders approved a (non-binding) advisory vote to approve the compensation of the named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,101,729	390,734	39,918	1,305,629

Proposal No. 3 – Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstain
4,817,481	7,926	12,603

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bankshares, Inc.

Date:	May 15, 2025	By:	/s/ F. Brad Denardo
Chairman and CEO